CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-16

This Amendment No. 12 COM0511-19, to the Purchase Agreement COM0041-16 (the "Amendment No. 12") dated as of August 16, 2019 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 12 and the Purchase Agreement, this Amendment No. 12 shall control.

WHEREAS, Buyer has requested and Embraer has agreed to postpone the Contractual Delivery Date of Aircraft #31, #32 and #33 from 2021 to 2023.

WHEREAS, the parties have agreed to postpone the Option Aircraft Contractual Delivery Dates of the Option Aircraft #1 through #10, and move the Delivery Dates of additional Option Aircraft, in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. DELIVERY

The Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by the Attachment E to this Amendment No. 12, which shall be deemed to be Attachment E for all purposes under the Purchase Agreement.

2. OPTION AIRCRAFT

Article 21 caput and Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:

“Subject to the payment of the Option Aircraft initial deposit set forth in Article 21.1, Buyer shall have the option to purchase thirty (30) additional Option Aircraft, to be delivered in accordance with the Option Aircraft contractual delivery dates contained in item 2 of Attachment “E” to this Agreement (each an “Option Aircraft Contractual Delivery Date”). The Option Aircraft will be supplied in accordance with the following terms and conditions:”
[***]
3. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 12 shall remain in full force and effect without any change.
4. COUNTERPARTS
This Amendment No. 12 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-16

were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 12 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK – SIGNATURE PAGE FOLLOWS]

COM0511-19 Page 2 of 3
Amendment No.12 to PA COM0041-16

AMENDMENT No. 12 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 12 to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________         By:________________________

Name:                        Name:
Title:                        Title:

Place: ______________________     Place: _____________________

COM0511-19 Page 3 of 3
Amendment No.12 to PA COM0041-16

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)
[***]

Attachment “E” to Purchase Agreement COM0041-16 Page 1 of 2 Amendment No 12 (COM0511-19)

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)
[***]

Attachment “E” to Purchase Agreement COM0041-16 Page 2 of 2 Amendment No 12 (COM0511-19)